Exhibit 99.1

Savient Pharmaceuticals Names John P. Hamill Chief Financial Officer

Bridgewater, NJ., - September 24, 2012 - Savient Pharmaceuticals, Inc. (Nasdaq: SVNT) today announced the appointment of John P. Hamill as Senior Vice President & Chief Financial Officer effective today. Mr. Hamill brings over 25 years of global financial and administrative operational experience to Savient with a specialized background in pharmaceutical service industry. Mr. Hamill will be responsible for all financial and accounting functions of the Company and will report directly to Lou Ferrari, President and Chief Executive Officer of Savient.

“John has a valuable combination of global financial, operational and public company experience which will be vital for us as we continue to execute on our strategic initiatives to drive growth opportunities for KRYSTEXXA® both in the U.S. and in markets around the world. He will be responsible for all aspects of our financial functions and for ensuring the Company meets its growth objectives in the most cost-effective manner through the implementation of financial and operational controls and the execution of the financial roadmap,” stated Lou Ferrari.

“I am happy and excited to be joining Savient at a time when there is such great growth potential and opportunity,” said John Hamill. “I look forward to serving as a member of the Executive Committee and working with the entire Savient team in successfully growing the business in an efficient and strategic manner.”

Most recently, Mr. Hamill served as Chief Financial Officer of PharmaNet Development Group, Inc., a leading global supplier of drug development services, and its wholly owned subsidiary PharmaNet, Inc., where he directed financial and administrative operations. Prior to PharmaNet, Mr. Hamill held senior financial management positions of increasing responsibility and breadth at Omnicare Clinical Research and financial management positions at Rhone-Poulenc, Freedom Chemical Company, International Paper and Johnson & Johnson.

Mr. Hamill holds a Bachelor of Science in Accounting/Business and Computer Science from DeSales University, is a Certified Public Accountant and is a member of Pennsylvania and American Institutes of Certified Public Accountants.

ABOUT SAVIENT PHARMACEUTICALS, INC.

Savient Pharmaceuticals, Inc. is a specialty biopharmaceutical company focused on developing and commercializing KRYSTEXXA® (pegloticase) for the treatment of chronic gout in adult patients refractory to conventional therapy. Savient has exclusively licensed worldwide rights to the technology related to KRYSTEXXA and its uses from Duke University (“Duke”) and Mountain View Pharmaceuticals, Inc. (“MVP”). Duke developed the recombinant uricase enzyme and MVP developed the PEGylation technology used in the manufacture of KRYSTEXXA. MVP and Duke have been granted U.S. and foreign patents disclosing and claiming the licensed technology and, in addition, Savient owns or co-owns U.S. and foreign patents and patent applications, which collectively form a broad portfolio of patents covering the composition, manufacture and methods of use and administration of KRYSTEXXA. Savient is the manufacturer of Oxandrin® (oxandrolone tablets, USP) CIII and distributes it in the U.S. For more information, please visit the Company’s website at www.savient.com.

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts included in this press release are forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such statements. These risks, trends and uncertainties are in some instances beyond our control. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will” and other similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. In particular, any statements regarding the safety and efficacy of KRYSTEXXA®, the potential to expand the clinical utility of KRYSTEXXA, status of our KRYSTEXXA marketing efforts in the US and additional plans related thereto both in the US and ex-US, market demand and reimbursement for KRYSTEXXA, our view of the refractory chronic gout (RCG) market size in the US and ex-US, and our market expansion plans including our MAA filing before the EMA are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties and are based on our assessment and interpretation of the currently available data and information, current expectations, assumptions, estimates and projections about our business and the biopharmaceutical and specialty pharmaceutical industries in which we operate. Important factors that may affect our ability to achieve the matters addressed in these forward-looking statements include, but are not limited to, developments that may arise in the litigation with Tang Capital; our ability to commercialize KRYSTEXXA; the risk that the market for KRYSTEXXA is smaller than we have anticipated; our ability to retain the personnel; our reliance on third parties to manufacture KRYSTEXXA; competition from existing therapies and therapies that are currently under development, including therapies that are significantly less expensive than KRYSTEXXA; our ability to gain market acceptance for KRYSTEXXA among physicians, patients, health care payers and others in the medical community; whether we are able to obtain financing, if needed; economic, political and other risks associated with foreign operations; risks of maintaining protection for our intellectual property; risks of an adverse determination in intellectual property litigation; and risks associated with stringent government regulation of the biopharmaceutical industry and other important factors set forth more fully in our reports filed with the Securities and Exchange Commission, to which investors are referred for further information. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements, which speak only as of the date of publication of this press release. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that we may make. We do not have a policy of updating or revising forward-looking statements and, except as required by law, assume no obligation to update any forward-looking statements.

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